SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)    December 6, 1995
                                                    -----------------------


                           LANDSING PACIFIC FUND, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     1-9942
                             ----------------------
                             Commission File Number


               MARYLAND                                     94 - 3066597
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     (State or other jurisdiction                         (I.R.S. Employer
          of incorporation)                            Identification number)


             155 Bovet Road, Suite 101, San Mateo, California 94402
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (415) 513-5252
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS:

         On December 6, 1995, the registrant announced that the Board of Directors of Bedford Property Investors, Inc. approved the previously reported acquisition of all of the registrant's real estate assets. The registrant also reported that, if the transaction closes, it intends to make an initial liquidating distribution of approximately $4.50. The complete announcement is contained in the press release attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              The following exhibits are filed as part of this report:

                 99.1 Landsing Pacific Fund, Inc. Press Release dated December 6, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 12, 1995                    Signed by: /s/ Dean Banks
                                                       -------------------------
                                            Name:          Dean Banks
                                                       -------------------------
                                            Title:         Treasurer & Secretary
                                                       -------------------------